UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of report (Date of earliest event reported):  January 21, 2009

REEF GLOBAL ENERGY IV, L.P.

(Exact name of registrant as specified in its charter)

Nevada

 (State or other jurisdiction of incorporation)

333-93399-04	20-1654113
(Commission File Number)	(IRS Employer Identification Number)

1901 N. Central Expressway, Suite 300, Richardson, Texas 75080

(Address of principal executive offices)

(972) 437-6792

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01                                             Other Events.

Press Release

On January 21, 2009, Reef Exploration, L.P. (“RELP”), an affiliate of Reef Oil & Gas Partners, L.P., our managing general partner, issued a press release (the “Press Release”) to announce (i) the retirement of Kellam Colquitt, Chief Operating Officer of RELP, (ii) the appointment of Daniel C. Sibley to the position of General Counsel of RELP, and that L. Mark Price joined RELP as its Chief Financial Officer.  This information was previously disclosed on the Current Report on Form 8-K filed by Reef Global Energy IV, L.P. on January 13, 2009 (the “Form 8-K”).  Both the Form 8-K and the Press Release, which is attached hereto as Exhibit 99.1, are incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01                                             Financial Statements and Exhibits.

99.1         Press release of Reef Exploration, L.P., dated January 21, 2009.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 26, 2009.

REEF GLOBAL ENERGY IV, L.P.

By:	Reef Oil & Gas Partners, L.P.
Managing General Partner

	By:	Reef Oil & Gas Partners, GP, LLC

	By:	/s/ Michael J. Mauceli
Michael J. Mauceli

Manager (principal executive officer)

EXHIBIT INDEX

99.1         Press release of Reef Exploration, L.P., dated January 21, 2009.